Exhibit 32.2

CERTIFICATION UNDER SECTION 906

The certification set forth below is being submitted in connection with ADC Therapeutics SA’s annual report on Form 10-K for the year ended December 31, 2024 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Jose Carmona, the Chief Financial Officer of ADC Therapeutics SA, certify that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ADC Therapeutics SA.

Date:	March 27, 2025	/s/ Jose Carmona Jose Carmona Chief Financial Officer

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